SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

May 1, 2003
Date of report (Date of earliest event reported)

ALCAN INC.

(Exact name of registrant as specified in charter)

Canada (State or Other Jurisdiction of Incorporation)	1-3677 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada    H3A 3G2

(Address of principal executive of offices)         (Zip code)

Registrant’s telephone number including area code:	(514) 848-8000

SIGNATURE
Underwriting Agreement
Form of Notes
Opinion of Hugh Berwick
Opinion of Sullivan & Cromwell
Statement re Computation of Ratios

Item 5.   Other Events.

     On May 1, 2003, Alcan Inc. (the “Company”) closed its sale of $500,000,000 principal amount of its 4.50% Notes Due 2013 (the “Notes”) pursuant to an Underwriting Agreement dated April 28, 2003 (the “Underwriting Agreement”), between Morgan Stanley & Co. Incorporated, as Representative of the Several Underwriters named in Schedule A thereto. The Notes were issued pursuant to that certain Indenture dated as of May 15, 1983 between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee. The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3, as amended (No. 333-85998) (the “Registration Statement”) previously filed with the Securities and Exchange Commission under the Act. Copies of the Underwriting Agreement, the form of Note, Opinion of Hugh Berwick regarding certain matters of Canadian taxation, and Opinion of Sullivan & Cromwell LLP regarding certain matters of United States federal income tax, are attached hereto as Exhibits 1.1, 4.1, 8.1, 8.2 and 12.1, respectively, and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit
Number	Description

1.1	Underwriting Agreement dated April 28, 2003.

4.1	Form of Note.

8.1	Opinion of Hugh Berwick, Senior Tax Counsel of Alcan Inc., regarding certain matters of Canadian taxation.

8.2	Opinion of Sullivan & Cromwell LLP regarding certain matters of United States federal income tax.

12.1	Statement re Computation of Ratios.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montreal, Province of Quebec, Canada.

ALCAN INC.

By:	/s/ Roy Millington Name: Roy Millington Title: Corporate Secretary

DATED:  May 2, 2003

3

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement dated April 28, 2003.

4.1	Form of Note.

8.1	Opinion of Hugh Berwick, Senior Tax Counsel of Alcan Inc., regarding certain matters of Canadian taxation.

8.2	Opinion of Sullivan & Cromwell LLP regarding certain matters of United States federal income tax.

12.1	Statement re Computation of Ratios.

4